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             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                   CREDIT SUISSE WARBURG PINCUS CAPITAL FUNDS

The following information supplements certain information in the funds' Statement of Additional Information under the heading "Investment Advisory and Other Services -- Principal Underwriter, Distributor and Rule 12b-1 Plans":

The Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by the Funds. In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to certain dealers or agents in connection with the sale of shares or the provision of services to their clients or customers who hold shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives or other employees of such dealers or agents who sell shares of the Funds or provide services to Fund shareholders. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

Dated: September 17, 2001                                          CFWPF-16-0901